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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 24, 2005
                                                       (October 20, 2005)

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

       South Carolina                  001-12669                57-0799315
       --------------                  ---------                ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

                  520 Gervais Street
              Columbia, South Carolina                           29201-3046
              ------------------------                           ----------
       (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

     On October 24, 2005, SCBT Financial Corporation and Sun Bancshares, Inc. issued a joint press release announcing federal regulatory approval of the Sun Bancshares merger, Sun Bancshares shareholders approval of merger, and the anticipated acquisition date of the Sun Bancshares acquisition. A copy of the joint press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits.

     ( c ) Exhibits.
           The following exhibits have been furnish herewith:

           99.1 The press release issued by SCBT Financial Corporation and Sun Bancshares, Inc. in connection with the announcement.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

October 24, 2005                                SCBT Financial Corporation



                                                By: /s/ Richard C. Mathis
                                                    ----------------------------
                                                    Richard C. Mathis
                                                    Executive Vice President and
                                                    Chief Financial Officer







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                                  Exhibit Index


Exhibit No.                     Description of Exhibit
-----------                     ----------------------

99.1                            Press release dated October 24, 2005